1 Cano Health 2Q23 Financial Supplement August 10, 2023

2 Disclaimer GENERAL: This presentation (“Presentation”) is for informational purposes only to assist investors, prospective investors and other parties (“Recipients”) in making their own evaluation with respect to Cano Health, Inc. (“Cano Health” or the “Company”, “our” or words of similar import). The information contained herein does not purport to be all‐inclusive, and neither the Company nor any of its nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors (collectively, “Representatives”) makes any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and the Company’s own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. The Company has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from the Company’s own internal estimates based on the knowledge and experience of the Company’s management in the markets in which the Company operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to the Company. As such, the Company's actual results may materially vary from the results presented in this Presentation. FORWARD-LOOKING STATEMENTS: Statements made in this Presentation that reflect our current view about future events and financial performance are hereby identified as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of these statements can be identified by terms and phrases such as “guidance,” “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions, and include, without limitation, our anticipated results of operations, including our interest expense, stock-based compensation expense, de novo losses and capital expenditures, our business strategies, our third-party medical costs and capitated revenue, and our expectations regarding membership; our prospects and plans, and other aspects of our operations or operating results. We caution readers of this Presentation that such “forward-looking statements,” including without limitation, those relating to our future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this Presentation or in other statements attributable to us, including, without limitation, (i) our expectations regarding executing our business plan and strategies, such as (a) our long-term strategy to focus our business on Medicare Advantage and ACO Reach in markets that can deliver positive cash flow performance; (b) our plans to exit the California, New Mexico and Illinois markets by the fall of 2023 and Puerto Rico by January 1, 2024; (c) our performing a strategic review of our medical centers located in Texas and Nevada and, to generate additional liquidity, we are reviewing the sale of all of our assets related to servicing our Medicaid members; (d) our plans to evaluate strategic interest to identify opportunities to maximize shareholder value, which may include the sale of the Company or all or substantially all of its assets; and (ii) our expectations regarding our plan to further restructure our operations to streamline and simplify the organization to improve efficiency and reduce costs, including workforce reductions, and the expected reduction in our selling, general and administrative costs in future periods compared to current levels, including reducing staffing by approximately 17% of our workforce in the third quarter of 2023 and our expectation that these actions are expected to yield approximately $50 million of annualized cost reductions. These forward-looking statements are estimates reflecting our judgment, assumptions and estimates which are inherently uncertain and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward-looking statements,” including, without limitation, delays or difficulties in, and/or unexpected or less than anticipated results from our efforts to (i) sell non-core assets, such as due to tightness in the credit markets and/or M&A markets and/or our inability to consummate one or more transactions, whether due to higher interest rates, regulatory restrictions or other market factors; and/or (ii) less than expected benefits from and/or higher than expected costs and expenses related to our restructuring program, such as delays in realizing or less than the expected cost reductions, higher than expected expenses and interest payments and/or lower than expected revenues. Such forward-looking statements are based on numerous assumptions regarding the Company’s present and future business strategies and the environment in which it will operate in the future and there can be no assurance that the information or data contained in this Presentation is reflective of the Company’s actual future performance to any degree. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward‐looking statements include, among other, a wide variety of significant business, economic, competitive, and other risks, and uncertainties, including, but not limited to, various factors beyond management's control including general economic, market and industry conditions and other risks, as well as factors associated with companies, such as the Company, that are engaged in the healthcare industry; competition in the Company’s industry; changes to federal and state laws and regulations; failure to develop new technology and products; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; changes in our strategy, future operations, prospects and plans; our ability to realize expected results with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to integrate our acquisitions and achieve desired synergies; changes in laws and regulations applicable to our business; our ability to maintain our relationships with health plans and other key payors; developments and uncertainties related to the DCE program; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to access new capital through sales of shares of our Class A common stock or issuance of indebtedness, which may harm our liquidity and/or our ability to grow our business; and our ability to recruit and retain qualified team members and independent physicians.

3 Disclaimer (cont.) FORWARD-LOOKING STATEMENTS (cont.): Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, the risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (as amended, the “2022 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home). New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Actual results may differ materially from the results contemplated by the forward- looking information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation as to the accuracy or completeness of such information or by any person that our results reflected in such forward-looking information will be achieved. This Presentation speaks as of the date hereof or as of any such other date as expressly identified in this presentation and shall not be deemed to be an indication of the Company’s state of affairs or the absence of any change or development in the Company at any other point in time. NON-GAAP FINANCIAL MEASURES: This Presentation uses certain non-GAAP measures such as Adjusted EBITDA, whose most directly comparable GAAP measure is net loss. These non-GAAP measures are not substitutes for their most directly comparable GAAP measures. Such financial information may not have been audited, reviewed or verified by any independent accounting firm. The inclusion of such financial information in this Presentation or any related discussion should not be regarded as a representation or warranty by the Company or any of its Representatives as to the accuracy or completeness of such information’s portrayal of the Company’s financial condition or results of operations and should not be relied upon in the absence of reviewing the Company’s GAAP results, such as those presented in its Form 10-Ks and Form 10-Qs. The principal limitation of these non-GAAP financial measures is that they exclude certain expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expense and income are excluded or included in determining these non-GAAP financial measures. We believe that Adjusted EBITDA provides useful supplemental information in evaluating the performance of our business and provide greater understanding with respect to the results of our operations. We also believe Adjusted EBITDA facilitates company-to-company operating performance comparisons by backing out interest expense, taxes, amortization, depreciation, certain non-recurring charges unrelated to operating performance and certain other adjustments. The Company's management uses the non-GAAP financial measures as operating performance measures and as an integral part of its reporting and planning processes and to, among other things: (i) monitor and evaluate the performance of the Company's business operations, financial performance and overall liquidity; (ii) facilitate management's internal comparisons of the Company's historical operating performance of its business operations; (iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of the Company's management team and, together with other operational objectives, as a measure in evaluating employee compensation, including bonuses and other incentive compensation; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. We believe these non-GAAP financial measures provide an additional tool, when used in combination with GAAP measures, for our management and investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other similar companies. Management believes that the non-GAAP financial measures provide useful information to investors about the performance of the Company's overall business because such measures eliminate the effects of certain charges that are not directly attributable to the Company's underlying operating performance. Additionally, management believes that providing the non-GAAP financial measures enhances the comparability for investors in assessing the Company’s financial reporting. We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Accordingly, the Company believes that the presentation of the non-GAAP measures, when used in conjunction with GAAP financial measures, are useful financial analytical measures that are used by management, as described above, and therefore can assist investors in assessing the Company's financial condition, operating performance and underlying strength. The non-GAAP financial measures should not be considered in isolation or as a substitute for their respective most directly comparable As Reported financial measures prepared in accordance with GAAP, such as net income/loss, operating income/loss, diluted earnings/loss per share or net cash provided by (used in) operating activities. Other companies may define such non-GAAP measures differently. These non-GAAP financial measures should be read in conjunction with the Company's financial statements and related footnotes filed with the SEC. A reconciliation of the Company’s non-GAAP measures to their most directly comparable GAAP measures is available under the heading “Reconciliation of Non-GAAP Measures.” However, pursuant to the applicable exemption under Regulation G and Item 10(e)(1)(i)(B) of the SEC’s Regulation S-K, we have not reconciled our expectations, if any, as to Adjusted EBITDA for future periods to net loss, its most directly comparable GAAP measure because the Company cannot predict with a reasonable degree of certainty and without unreasonable efforts certain reconciling items, such as certain costs and expenses that are inherently uncertain and depend on various factors, some of which are outside of the Company's control. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the computation of forward-looking GAAP net loss. You should review our financial statements filed with the SEC, and not rely on any single financial measure to evaluate our business. See the Appendix for further information on the definition of Adjusted EBITDA and reconciliations to its most directly comparable GAAP measures.

4 Transforming patient care by delivering superior primary care services through access, quality, and wellness We are a high-touch, tech-enabled, population health management company with a powerful combination of medical centers and services making healthcare more accessible and affordable Industry-leading independent primary care provider company Technology-driven population heath management Patient-focused medical centers adapted to the local community ++

5 Cano Health’s Long-term Investment Thesis We serve our nation’s rapidly growing senior population so they can live longer, healthier lives Primary care is a critical service and a necessary part of our nation’s healthcare system Over 95% of our revenue is recurring as monthly payments from payors to provide for the healthcare needs of our members Nearly all our revenue comes from federal and state governments, either directly or through health plans Our value-based primary care model is increasingly recognized as a potential solution to our nation’s ever-rising healthcare expenditures Future of Healthcare Delivery is Value Based Strong Government Funding Support Recurring Revenue Critical Service Large & Growing Market

2Q 2023 Highlights and Update on Strategic Actions

2Q23 Total Revenue

$766.7M, +11% y-y

Reflects continued growth in ACO REACH and Medicare Advantage

2Q23 Total Membership

381K, +35% y-y

Medicare capitated membership 206K, +25% y-y

2Q23 Adjusted EBITDA[(1)]

$(149.7M) vs. $9.9M prior year

Net loss of $(270.7M) in 2Q23 includes an operating loss of $(245.6M), due to higher third-party medical costs and lower MRA revenue, and $(62.0M) write-down on MSP Recovery Class A common stock

2Q23 Total MCR[(2)] of 103.5%

Excluding Medicare ACO REACH[(3)], 2Q23 MCR was 108.6%

- 2Q23 includes ~$88 million of unfavorable out-of-period items related to prior periods:
  - ~$44M due to lower MRA revenue
  - ~$44M of unfavorable prior period development
- MCR vs. 2Q22 also pressured by higher medical utilization and higher costs associated with supplemental benefits

Cano Health is pursuing a process to sell the Company

Includes all or substantially all of its assets; no timetable available

- The Company is withdrawing its fiscal year 2023 guidance, provided on May 9, 2023
- Will continue to assess the divestiture of non-core assets

Restructuring operations to enhance operational efficiency

The Company plans to focus on and optimize Medicare Advantage and ACO REACH assets in core geographies

- Exiting operations in California, New Mexico, and Illinois by fall of 2023; Puerto Rico by January 2024
- Consolidating Texas and Nevada footprint
- Reducing workforce by ~17% and expect to realize ~$50 million of annualized cost reductions

CanoHealth

(1) Adjusted EBITDA is a non-GAAP financial measure. Please refer to the "Disclaimer – Non-GAAP Financial Measures" and the reconciliation table in the appendix for definitions and a reconciliation of Adjusted EBITDA to net loss, its most directly comparable GAAP measure.
(2) Medical Cost Ratio (MCR) = Third-party Medical Costs / Capitated Revenue
(3) Medicare ACO Realizing Equity, Access, and Community Health (ACO REACH)

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7 Members 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Medicare Advantage 119,105 123,768 128,731 140,353 140,366 140,535 Medicare ACO REACH 41,201 40,179 39,615 39,183 67,054 65,161 Total Medicare 160,306 163,947 168,346 179,536 207,420 205,696 Medicaid 67,982 70,254 73,865 76,717 81,509 77,290 ACA 41,045 47,324 52,385 53,337 99,738 98,080 Total Members 269,333 281,525 294,596 309,590 388,667 381,066 % Total 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Medicare Advantage 45% 44% 44% 45% 36% 37% Medicare ACO REACH 15% 14% 13% 13% 17% 17% Total Medicare 60% 58% 57% 58% 53% 54% Medicaid 25% 25% 25% 25% 21% 20% ACA 15% 17% 18% 17% 26% 26% Total Members 100% 100% 100% 100% 100% 100% Revenue PMPM 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Medicare Advantage $1,249 $1,196 $1,127 $1,084 $1,180 $1,027 Medicare ACO REACH 1,379 1,362 1,215 1,374 1,489 1,309 Total Medicare 1,283 1,238 1,148 1,150 1,281 1,117 Medicaid 257 223 191 213 183 164 ACA 58 48 40 36 11 26 Total $839 $787 $718 $718 $734 $638 Membership Mix and PMPM: 1Q22 – 2Q23 Note: Differences in the included tables are due to rounding and are not significant.

8 Membership Medical Centers and Affiliates: 1Q22 – 2Q23 (1) Medicare ACO REACH members within our medical centers and affiliates are approximate. Note: Differences in the included tables are due to rounding and are not significant. Members 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Medicare Advantage 65,579 68,760 70,744 76,717 78,015 79,030 Medicare ACO REACH(1) 5,133 4,981 4,833 4,689 3,725 2,516 Medicaid 65,769 67,887 71,505 74,272 79,021 75,150 ACA 40,921 47,324 52,385 53,337 99,738 98,080 Total Medical Center 177,402 188,952 199,467 209,015 260,461 254,776 Medicare Advantage 53,526 55,008 57,987 63,636 62,351 61,505 Medicare ACO REACH(1) 36,068 35,198 34,782 34,494 63,329 62,645 Medicaid 2,337 2,367 2,360 2,445 2,488 2,140 Total Affiliate 91,931 92,573 95,129 100,575 128,168 126,290 Total Members 269,333 281,525 294,596 309,590 388,667 381,066 % of Total Members 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Medicare Advantage 24% 24% 24% 25% 20% 21% Medicare ACO REACH 2% 2% 2% 2% 1% 1% Medicaid 24% 24% 24% 24% 20% 20% ACA 15% 17% 18% 17% 26% 26% Total Medical Center 66% 67% 68% 68% 67% 67% Medicare Advantage 20% 20% 20% 21% 16% 16% Medicare ACO REACH 13% 13% 12% 11% 16% 16% Medicaid 1% 1% 1% 1% 1% 1% Total Affiliate 34% 33% 32% 32% 33% 33% Total Members 100% 100% 100% 100% 100% 100%

9 Revenue Mix: 1Q22 – 2Q23 $ Millions 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Medicare Advantage 442.7 436.0 432.2 434.2 491.9 435.6 Medicare ACO REACH 172.5 166.6 145.7 162.5 301.8 260.1 Total Medicare 615.2 602.6 578.0 596.6 793.6 695.6 Medicaid 52.0 46.2 41.9 48.8 44.4 40.1 ACA 7.1 6.7 6.0 5.7 3.0 7.6 Total Capitated Revenue 674.4 655.5 625.9 651.2 841.1 743.3 Fee-for-Service and Other Revenue 30.0 33.9 39.1 29.2 25.8 23.4 Total Revenue 704.3 689.4 665.0 680.4 866.9 766.7 % Total 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Medicare Advantage 63% 63% 65% 64% 57% 57% Medicare ACO REACH 25% 24% 22% 24% 35% 34% Total Medicare 87% 87% 87% 88% 92% 91% Medicaid 7% 7% 6% 7% 5% 5% ACA 1% 1% 1% 1% 0% 1% Total Capitated Revenue 96% 95% 94% 96% 97% 97% Fee-for-Service and Other Revenue 4% 5% 6% 4% 3% 3% Total Revenue 100% 100% 100% 100% 100% 100% Note: Differences in the included tables are due to rounding and are not significant.

10 YoY Change 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Capitated Revenue 158% 99% 32% 40% 25% 13% Fee-for-Service and Other Revenue 127% 140% 56% 5% (14%) (31%) Total Revenue 156% 101% 33% 38% 23% 11% Third-Party Medical Costs 175% 86% 28% 37% 32% 42% Direct Patient Expense 77% 48% 27% 31% 13% 8% SG&A 175% 125% 46% 16% 0% (6%) Adjusted EBITDA(1) 150% 142% 435% 433% (83%) (1610%) Financial Summary: 1Q22 – 2Q23 $ Millions 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Capitated Revenue 674.4 655.5 625.9 651.2 841.1 743.3 Fee-for-Service and Other Revenue 30.0 33.9 39.1 29.2 25.8 23.4 Total Revenue 704.4 689.4 665.0 680.4 866.9 766.7 Third-Party Medical Costs 535.8 541.3 489.6 495.7 708.3 769.6 Direct Patient Expense 60.7 52.6 63.9 77.7 68.4 56.8 SG&A 96.6 106.2 111.8 107.8 96.5 99.4 Adjusted EBITDA (1) 29.2 9.9 18.2 16.3 5.0 (149.7) (1) Adjusted EBITDA is a non-GAAP financial measure. At the beginning of 2023, the Company revised its definition of Adjusted EBITDA to no longer add back losses related to de novo medical centers. Please refer to the “Disclaimer – Non-GAAP Financial Measures” and reconciliation tables of Adjusted EBITDA to net loss, its most directly comparable GAAP measure. (2) Note: Differences in the included tables are due to rounding and are not significant.

11 Margin Analysis: 1Q22 – 2Q23 % Total Revenue (except as noted) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Medical Cost Ratio(1) 79.5% 82.6% 78.2% 76.1% 84.2% 103.5% Direct Patient Expense Ratio 8.6% 7.6% 9.6% 11.4% 7.9% 7.4% SG&A Ratio (excl. Stock Comp) 11.8% 12.8% 15.1% 14.1% 10.0% 12.7% Adjusted EBITDA Margin(2) 4.1% 1.4% 2.7% 2.4% 0.6% -19.5% YoY bp change 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Medical Cost Ratio(1) 482 (602) (228) (198) 472 2,096 Direct Patient Expense Ratio (385) (276) (50) (58) (71) (23) SG&A Ratio (excl. Stock Comp) (97) 12 164 (184) (175) (12) Adjusted EBITDA Margin (2) (10) 835 205 340 (357) (2,096) (1) Medical Cost Ratio = Third-party Medical Costs / Capitated Revenue (2) Adjusted EBITDA is a non-GAAP financial measure. At the beginning of 2023, the Company revised its definition of Adjusted EBITDA to no longer add back losses related to de novo medical centers. Please refer to the “Disclaimer – Non-GAAP Financial Measures” and reconciliation tables of Adjusted EBITDA to net loss, its most directly comparable GAAP measure. (3) Note: Differences in the included tables are due to rounding and are not significant.

Non-GAAP Financial Measures Reconciliation

	($ in millions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23
	Net income (loss)	**(0.1)**	**(14.6)**	**(112.0)**	**(301.7)**	**(60.6)**	**(270.7)**
	Interest expense, net	13.3	13.1	16.4	19.6	23.5	26.6
	Income tax expense (benefit)	1.0	0.8	(1.2)	1.5	0.0	(1.9)
	Depreciation and amortization expense	19.0	19.8	25.3	26.4	27.2	27.3
	EBITDA[1]	**33.3**	**19.2**	**(71.5)**	**(254.2)**	**(9.9)**	**(218.7)**
A	Stock-based compensation	13.8	17.8	11.0	12.1	9.4	2.0
	Goodwill impairment loss	0.0	0.0	0.0	323.0	0.0	0.0
B	Transaction costs	9.9	7.8	6.7	10.5	10.6	9.5
C	Restructuring and other	2.6	1.0	5.2	1.4	1.0	5.7
D	Change in fair value of contingent consideration	(4.7)	(5.8)	0.9	4.5	(4.1)	(11.8)
E	Loss on extinguishment of debt	1.4	0.0	0.0	0.0	0.0	0.0
F	Change in fair value of warrant liabilities	(27.2)	(30.2)	65.7	(81.2)	(2.0)	1.7
	Reserve on other assets	0.0	0.0	0.0	0.0	0.0	62.0
	Adjusted EBITDA [1][2]	**29.2**	**9.9**	**18.2**	**16.3**	**5.0**	**(149.7)**

A Represents non-cash compensation charges

B Represents legal expenses, professional fees, and expenses directly related to staff needed to support acquisition activity

C Includes one-time legal, IT, severance and various other non-recurring items

D Represents the non-cash change in the value of contingent considerations related to acquired practices

E Represents costs related to amended or previously repaid debt

F Represents non-cash impact from change in warrant liabilities

(1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies.

(2) Adjusted EBITDA is a non-GAAP financial measure. At the beginning of 2023, the Company revised its definition of Adjusted EBITDA to no longer add back losses related to de novo medical centers. Please refer to the "Disclaimer – Non-GAAP Financial Measures" and reconciliation tables of Adjusted EBITDA to net loss, its most directly comparable GAAP measure.

(3) Note: Differences in the included tables are due to rounding and are not significant.

CanoHealth

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Geographic Footprint



Medical Centers & Affiliates   Affiliates only

	2018	2019	2020	2021	2022	2023E
States (1)	1	2	4	9	10	7
Medical Centers	19	35	71	130	172	136
Members (2)	25K	42K	106K	227K	310K	n/a

Cano Health Medical Centers					
State	**2020**	**2021**	**2022**	**1Q23**	**2Q23**
Florida	64	101	123	125	124
Texas	4	11	16	13	14
Nevada	3	8	14	14	14
California	--	4	7	7	7
Illinois	--	4	8	7	7
New Mexico	--	2	3	3	3
Puerto Rico	--	--	1	1	--
Total	**71**	**130**	**172**	**170**	**169**

Exiting operations in California, New Mexico, and Illinois by the fall of 2023 and Puerto Rico by January 1, 2024

Expect to have 136 medical centers at year-end

Focused on Medicare Advantage and ACO REACH operations in Florida

(1) Includes Puerto Rico from 2019 onward. The Company expects to exits operations in Puerto Rico, effective January 1, 2024.
(2) As a result of management's evaluation of Cano Health's operations and strategic interest and the ongoing assessment of the divestiture of non-core assets, the Company is withdrawing its fiscal year 2023 membership and financial guidance provided on May 9, 2023.

Note: Number of expected medical centers in 2023 is an estimate based on management's internal projections, and is subject to change. The Company is not providing estimates of its membership at yearend 2023, given its plans to exit certain markets, divest assets and consolidate medical centers.

CanoHealth

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